UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2013 (January 17, 2013)

CardioGenics Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

SIGNATURE

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Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 17, 2013, CardioGenics Holdings Inc., a Nevada corporation (the “Company”), filed a Certificate of Amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) to (i) increase the number of shares of common stock authorized for issuance from 65,000,000 to 150,000,000 and (ii) deauthorize the Company’s Class B common stock. The Certificate of Amendment became effective upon filing. A copy of the Certificate of Amendment is filed herewith as Exhibit 3.1 and incorporated herein by reference.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document filed as Exhibits 3.1 hereto.

Item 9.01 Financial Statements and Exhibits

Exhibits

3.1	Certificate of Amendment to Articles of Incorporation (Nevada) filed January 17, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

By:	/s/ Yahia Gawad
	Name:	Yahia Gawad
	Title:	Chief Executive Officer

Dated: January 18, 2013

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